UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2015

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8929 (Commission File Number)	94-1369354 (IRS Employer Identification No.)

551 Fifth Avenue, Suite 300 New York, New York (Address of principal executive offices)	10176 (Zip Code)

Registrant's telephone number, including area code: (212) 297-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities

On September 2, 2015, the Board of Directors of ABM Industries Incorporated (the “Company”) approved a comprehensive strategy and transformation initiative to drive long-term profitable growth and enhance shareholder value (the “Strategic Initiative”). As part of the Strategic Initiative, the Company will, among other things, implement an organizational realignment, leveraging the Company’s scale to manage costs more efficiently and effectively, and explore strategic alternatives for its security business. The Company expects to incur pre-tax restructuring costs ranging from $45 million to $60 million related to the Strategic Initiative, the majority of which will be incurred through the third quarter of fiscal 2016. The Company estimates the range of amounts for each major type of costs expected to be incurred is as follows: (a) employee severance from $17 million to $20 million; (b) external support fees from $14 million to $19 million; (c) other project fees relating to the Strategic Initiative and related one-time costs from $7 million to $8 million; (d) real estate consolidation expenses from $5 million to $10 million; and (e) potential write-down of certain investments from $2 million to $3 million. All costs are expected to be cash charges except for the potential write-down of investments referenced in clause (e) in the immediately preceding sentence.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our current expectations, estimates or projections concerning future results or events. These statements are not guarantees of future performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding our Strategic Initiative, including statements regarding the timing and amounts of costs and fees related to the Strategic Initiative. There is no assurance that any of our expectations, estimates or projections will be achieved. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including that we may not be able to control within expectations the costs and expenses of implementing our Strategic Initiative.

Additional information regarding these and other risks and uncertainties the Company faces is contained in the Company’s Annual Report on Form 10-K for the year ended October 31, 2014, and in other reports the Company files from time to time with the Securities and Exchange Commission including all amendments to those reports). The Company urges readers to consider these risks and uncertainties in evaluating its forward-looking statements. The Company cautions readers not to place undue reliance upon any such forward- looking statements, which speak only as of the date made. The Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto, or any change in events, conditions or circumstances on which any such statement is made, whether as a result of new information, future events or otherwise, except as otherwise required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Dated:	September 4, 2015	By:	/s/ Sarah H. McConnell
Sarah H. McConnell
Executive Vice President and General Counsel